UNITED CAPITAL INVESTMENT CORP.

                              FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED

                             JUNE 30, 1999 AND 1998


                              FINANCIAL STATEMENTS



                                Table of Contents                                                           Page




Accountants' Review Report .....................................................................             1

Statements of Assets and Liabilities of United Capital
     Investment Corp. as of June 30, 1999 and 1998 .............................................             3

Statements of Operations for the six months ended June 30, 1999 and 1998
     and the year ended December 31, 1998 ......................................................             5

Statements of Cash Flows for the six months  ended June 30, 1999 and 1998
     and the year ended December 31, 1998 ......................................................             6

Statements of Stockholders' Equity for the six months ended June 30, 1999 and 1998
     and the year ended December 31, 1998 ......................................................             7

Notes to the Financial Statements ..............................................................             8

Schedule of Portfolio Investments ..............................................................            13

Selected Per Share Data and Ratios .............................................................            14


                  [LETTERHEAD of Michael C. Finkelstein & Co.]


Board of Directors
United Capital Investment Corp.

                           Accountant's Review Report

     We have reviewed the accompanying statements of assets and liabilities of United Capital Investment Corp. (the "Company"), as of June 30, 1999 and 1998 and the related statements of operations, cash flows and stockholders' equity for the six month periods then ended. These financial statements are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying reviewed financial statements in order for them to be in conformity with generally accepted accounting principles.

     Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles. The information included in the accompanying schedule of portfolio investments and per share data and ratios is presented only for supplementary analysis purposes. Such information has been subjected to the same inquiry and analytical procedures applied in the review of the basic financial statements and we are not aware of any material modifications that should be made thereto.


/s/Michael C. Finkelstein

August 5, 1999

Certified Public Accountants

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES




                                     ASSETS



                                                                        June 30,
                                                                   1999           1998
                                                               -----------    -----------

Portfolio Securities - Long Term Portion (Note 2)              $ 2,796,423    $ 3,575,518
     Less:  Unrealized Depreciation on Loans Receivable            (93,441)       (60,660)
                                                               -----------    -----------
                                                                 2,702,982      3,514,858


     Less:  Current Maturities - Loans Receivable                  363,535        469,401
                                                               -----------    -----------

          Total Loans Receivable - Net of Current Maturities     2,339,447      3,045,457
                                                               -----------    -----------

Current Assets:
     Cash                                                        2,094,139      1,663,814
     Accrued Interest                                               23,847         35,526
     Current Maturities - Loans Receivable (Note 2)                363,535        469,401
     Other Assets                                                   43,212         50,019
                                                               -----------    -----------

          Current Assets                                         2,524,733      2,218,760
                                                               -----------    -----------

          Total Assets                                         $ 4,864,180    $ 5,264,217
                                                               ===========    ===========


      See Accountants' Review Report and Notes to the Financial Statements
                                       -3-

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                          June 30,
                                                                     1999           1998
                                                                 -----------    -----------
Long Term Debt:
     Debenture Payable to SBA (Note 4)                           $ 1,800,000    $ 1,800,000
     Class B, 4% Cumulative, 15 Year Redeemable
       Preferred Stock (Note 5)                                      900,000        900,000
                                                                 -----------    -----------
          Total Long Term Debt                                     2,700,000      2,700,000
                                                                 -----------    -----------
Current Liabilities
     Loans Payable - Credit Line (Note 3)                               --          350,000
     Accrued Interest                                                 20,034         19,337
     Other Current Liabilities                                        62,060         31,711
     Accrued SBA Dividends                                           126,000         90,000
                                                                 -----------    -----------
          Total Current Liabilities                                  208,094        491,048
                                                                 -----------    -----------
          Total Liabilities                                        2,908,094      3,191,048
                                                                 -----------    -----------

Commitments and Contingencies                                           --             --

Stockholders' Equity :(Notes 5, 6 and 8)
     Class A, 3% Cumulative Preferred Stock, $1,000 Par Value;
     1,000 Shares Authorized; 1,000 Shares Issued and
     Outstanding, Respectively                                          --             --

Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
     $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
     Issued and Outstanding (See Long Term Debt and Note 5)             --             --

Restricted Capital                                                      --           33,016

Common Stock, $.01 Par Value; 300,000 Shares Authorized:
     199,000 Shares Issued and Outstanding                             1,990          1,990

Additional Paid in Capital                                         2,066,493      2,033,477
Retained Earnings (Deficit)                                         (112,397)         4,686
                                                                 -----------    -----------
          Total Stockholders' Equity                               1,956,086      2,073,169
                                                                 -----------    -----------
          Total Liabilities and Stockholders' Equity             $ 4,864,180    $ 5,264,217
                                                                 ===========    ===========


       See Accountants' Review Report and Notes to the Financial Statement
                                       -4-

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF OPERATIONS


                                                                     Six Months Ended      Year Ended
                                                                         June 30,          December 31,

                                                                     1999         1998        1998
                                                                  ---------    ---------   ---------

Revenue:
     Interest Earned on Outstanding Receivables                   $ 149,955    $ 224,970   $ 402,694
     Interest Income on Idle Funds                                   45,176       32,053      72,110
     Other Income                                                     4,949        4,404      11,067
                                                                  ---------    ---------   ---------

          Total Revenue                                             200,080      261,427     485,871
                                                                  ---------    ---------   ---------

Expenses:
     Interest                                                        72,462       80,434     165,081
     Officers Salaries                                               77,022       76,998     154,000
     Professional Fees                                               14,306       21,648      39,833
     Insurance Expense                                                2,945        2,865       5,550
     Pension Expense                                                  7,700        7,700      15,700
     Payroll and Other Taxes                                          6,105        3,030      11,348
     Depreciation and Amortization                                    3,345        3,460       6,920
     Other Operating Expenses                                        19,418       20,948      41,119
                                                                  ---------    ---------   ---------
          Total Expenses                                            203,303      217,083      439551
                                                                  ---------    ---------   ---------
          Net Investment Income (Loss)                               (3,223)      44,344      46,320
          Unrealized Depreciation in Value of
            Investments and Bad Debt Write-Off                       54,961       33,244      57,547
                                                                  ---------    ---------   ---------
          Net Income Before Taxes                                   (58,184)      11,100     (11,227)
          Provision for Taxes                                           707          760         625
                                                                  ---------    ---------   ---------

          Net (Loss) Income                                       $ (58,891)   $  10,340   $ (11,852)
                                                                  =========    =========   =========

          Earnings (Loss)
          Per Common Share, Net of Preferred Dividends (Note 2)   $    (.30)   $    --     $    (.06)
                                                                  =========    =========   =========


          Actual Dividends Paid Per Common Share                  $    --      $    --     $    --
                                                                  =========    =========   =========




      See Accountants' Review Report and Notes to the Financial Statements
                                       -5-

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF CASH FLOWS




                                                             Six Months Ended
                                                                 June 30,
                                                           1999           1998
                                                       -----------    -----------
Cash Flow from Operating Activities:
     Net (Loss) Income                                 $   (58,891)   $    10,340
     Depreciation and Amortization                           3,345          3,460
     (Increase) in Accrued Interest                         (1,466)        (4,826)
     (Decrease) in Accrued Liabilities                        (148)        (8,553)
     Dividends Paid and Accrued to the SBA                 (18,000)       (18,000)
     Unrealized Depreciation in Value of Investments        54,961         33,244
                                                       -----------    -----------

Net Cash Provided (Used) by Operating Activities           (20,199)        15,665
                                                       -----------    -----------

Cash Flow from Investing Activities:
     Loans Receivable Originated                          (130,000)      (322,000)
     Repayment of Loans Receivable                         506,528        393,736
                                                       -----------    -----------

Net Cash Provided by Investing Activities                  376,528         71,736
                                                       -----------    -----------

Cash Flow From Financing Activities:
     Amortization of Restricted Capital                       --          (63,774)
     Increase in Additional Paid in Capital                   --           63,774
     (Increase) in Accrued SBA Dividends                    18,000         18,000
                                                       -----------    -----------

Net Cash Provided by Financing Activities                   18,000         18,000
                                                       -----------    -----------

Net Increase in Cash                                       374,329        105,401

Cash Balance - Beginning of Period                       1,719,810      1,558,413
                                                       -----------    -----------

Cash Balance - End of Period                           $ 2,094,139    $ 1,663,814
                                                       ===========    ===========

Supplemental Disclosures of Cash Flow Information
   Cash Paid During the Year For:

     Interest                                          $    72,928    $    84,825
                                                       ===========    ===========

     Taxes                                             $       707    $       760
                                                       ===========    ===========




      See Accountants' Review Report and Notes to the Financial Statements
                                       -6-

                         UNITED CAPITAL INVESTMENT CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY



                                                                                       Six Months Ended                Year Ended
                                                                                            June 30,                  December 31,
                                                                                    1999                1998             1998
                                                                                -----------         -----------       -----------
Class A, 3% Cumulative Preferred Stock, $1,000 Par Value,
   1,000 Shares Authorized; No Shares
   Issued and Outstanding                                                       $        --         $        --       $        --
                                                                                -----------         -----------       -----------
Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
   $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
   Issued and Outstanding (See Long Term Debt and Note 5)                                --                  --                --
                                                                                -----------         -----------       -----------
Common Stock, $.01 Par Value, 300,000 Shares Authorized;
199,000 Shares Issued and Outstanding                                                 1,990               1,990             1,990
                                                                                -----------         -----------       -----------
Additional Paid in Capital - Beginning of Period                                  2,066,493           1,969,703         1,842,154
Amortization of Restricted Capital                                                       --              63,774           127,548
                                                                                -----------         -----------       -----------
Additional Paid in Capital - End of Period                                        2,066,493           2,033,477         1,969,702
                                                                                -----------         -----------       -----------
Restricted Capital
     Balance - Beginning of Period                                                       --              96,790           224,339
     Amortization of Restricted Capital                                                  --             (63,774)         (127,548)
                                                                                -----------         -----------       -----------
     Balance - End of Period                                                             --              33,016            96,791
                                                                                -----------         -----------       -----------
Retained Earnings (Deficit)
     Balance, Beginning of Period                                                   (35,506)             12,346            46,607
     Net Income (Loss)                                                              (58,891)             10,340             1,739
     Less:  Dividends Paid and Accrued to the SBA                                   (18,000)            (18,000)          (36,000)
                                                                                -----------         -----------       -----------
     Balance End of Period                                                         (112,397)              4,686            12,346
                                                                                -----------         -----------       -----------
     Total Stockholders' Equity                                                 $ 1,956,086         $ 2,073,169       $ 2,080,829
                                                                                ===========         ===========       ===========



      See Accountants' Review Report and Notes to the Financial Statements
                                       -7-

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998


NOTE 1   ORGANIZATION

United Capital Investment Corp. (The "Company") was formed on May 11, 1984, for the purpose of operating as a specialized small business investment company (SSBIC), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration (SBA). The Company's business is to provide financing to persons who qualify as disadvantaged persons under applicable SBA regulations.

NOTE 2   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies.

Valuation of Loans and Investments

As of June 30, 1999, all investments made by the Company have been in the form of loans to closely held corporations. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than the values that would exist in a ready market for such loans which market has not and does not exist. The provision for loan losses of $149,854 represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by business assets and real estate. See schedule for analysis of loan portfolio.

Recognition of Interest Income

It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. As of June 30, 1999, the Board of Directors elected to accrue interest on substantially all outstanding loans.

Gains or Losses on Securities

Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

No gain is recognized on the exchange of one investment security for another, or on the exchange of an equity or debt investment for other tangible or intangible assets.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998




NOTE 2   SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Furniture, Fixtures and Equipment

Fixed assets are recorded at cost. Depreciation is computed on the straight line basis.

Pension Plan

The Company maintains a defined contribution money purchase plan covering all qualifying employees. A provision of $7,700 was included for the six months ended June 30, 1999 and 1998, respectively.

Income Taxes

Tax provisions for the various periods were as follows:

                      June 30, 1999                                  $   707
                      June 30, 1998                                  $   760
                      December 31, 1998                              $   625

The Company has registered as an investment company under the Investment Company Act of 1940 for the first year ended December 31, 1989 and intends to make the election for the current period ending December 31, 1999. A regulated investment company can generally avoid taxation at the corporate level to the extent 90% of the income is distributed to its stockholders.

Earnings Per Share

Earnings per share of common stock are based on a weighted average number of shares outstanding during the period, less preferred stock dividend.

NOTE 3   LOANS PAYABLE - LINE OF CREDIT

Effective February 25, 1993, the Company renewed a $500,000 line of credit with the Hong Kong Shanghai Banking Corp., at the New York prime rate, secured by a blanket lien on all assets and guaranteed personally for the first $150,000 by Mr. Paul Lee, President of the Company.

During December, 1998 the Company paid off the entire balance of the line of credit totaling $350,000.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998


NOTE 3   LOANS PAYABLE - LINE OF CREDIT
(Continued)


                                                                         Maximum               Average
                                                  Weighted               Amount                Amount
                              Balance             Average              Outstanding           Outstanding
                              End of              Interest               During                During
           Date               Period                Rate                 Period                Period
           ----               -------             --------             -----------           -----------
          June 30,1998        350,000              4.875%                350,000              350,000
          June 30,1999             --              4.875%                     --                   --


NOTE 4   LONG TERM DEBT - SBA SUBORDINATED DEBENTURES

As  of  June  30,  1999  and  1998,   long  term  debt  to  the  Small  Business
Administration consisted of the following subordinated debentures:

                                          First               Second
Due Date                                         Five Years             Principal Amount
                                                 ----------             ----------------

September 1, 2001                         5.33%               8.33%        $  400,000
December 18, 2006                         7.08%               7.08%         1,400,000
                                                                           ----------

                                                                           $1,800,000
                                                                           ==========


NOTE 5   REDEEMABLE PREFERRED STOCK

Effective November 21, 1989 Congress passed legislation which alters the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date. The Company amended its certificate of incorporation to create a class A preferred stock $1,000 par value which will consist of the 1,000 outstanding preferred stock and to change the existing 3,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1,000 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998


NOTE 5   REDEEMABLE PREFERRED STOCK
(Continued)

Subsequent to the repurchase of the 3% preferred stock (see note 8), the Company retired the class A preferred stock. On February 17, 1995 the Company sold 500 shares of its 15 year redeemable, 4% cumulative preferred stock to the SBA for $500,000 and on September 20, 1991, the Company sold 400 shares of its 15 year redeemable, 4 percent cumulative preferred stock to the SBA for $400,000. The mandatory redemption provisions call for the preferred stock to be repurchased by the Company at its face value. In accordance with Regulation S-X, the Company's financial statements present the preferred stock as Long Term Debt.

NOTE 6   PREFERRED STOCK

As of June 30, 1999 the Company was authorized to issue 4,000 shares of cumulative preferred stock, consisting of 1,000 shares of 3 percent cumulative preferred stock and a second class of 4 percent cumulative, 15 year redeemable preferred stock, $1,000 par value.

As of June 30, 1999, 900 shares of 4 percent preferred stock were issued to the SBA. Each share is entitled to receive 4 percent per annum. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other payments are made to shareholders. Such dividends on the preferred stock will be deemed to be earned at the time dividends on the Company's common stock are declared, and accordingly will reduce the amounts available for distribution to the Company's shareholders. As of June 30, 1999, the Company was contingently liable to the SBA on the 4 percent redeemable preferred stock from January 1, 1996 to June 30, 1999 in the amount of $126,000.

NOTE 7   LEASE AGREEMENT

Minimum rental commitments under operating leases in effect as of June 30, 1999 are as follows:

Rental expense for the current period was $8,497. The lease expires on April 30, 2000, and calls for minimum annual rental costs of $13,860.

NOTE 8   REPURCHASE OF 3% PREFERRED STOCK

Effective August 23, 1993, the Company amended its certificate of incorporation granting the SBA a liquidating interest in a newly created restricted capital surplus account. The Company and the SBA entered into a repurchase agreement dated October 5, 1993. Pursuant to the agreement, the Company repurchased all 1,000 shares of its 3% preferred stock, $1,000 par value, from the SBA for a purchase price of $362.257 per share, or an aggregate of $362,257. The repurchase price was at a substantial discount to the original sale price of $1,000 per share. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in the restricted capital surplus account.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998

NOTE 8   REPURCHASE OF 3% PREFERRED STOCK
(Continued)

The surplus account was equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $637,743 the amount of the repurchase discount on the date of repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the earlier of (I) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is full amortized. As of June 30, 1999 the restricted capital account has been fully amortized.

NOTE 9   MANAGEMENT FEES

Effective February 9, 1993, the SBA approved the Company's request for an increase in total compensation to $160,200. Total compensation paid to officers aggregated $77,022 and $76,998 for the six months ended June 30, 1999 and 1998, respectively.

NOTE 10  RELATED PARTY TRANSACTION

Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation by the SBA.

NOTE 11  FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

The Company maintained an aggregate of approximately $1,801,249 in various banks in excess of amounts that would be insured by the Federal Depository Insurance Company.

NOTE 12  COMMITMENTS AND CONTINGENCIES

Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994, were required to amend their certificates of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA, or its designee, in the event of certain default provisions. Effective November 1994, the Company amended its certificate of incorporation in accordance with the current provision of the SBA regulation.

NOTE 13  SIGNIFICANT CONCENTRATION OF CREDIT RISK

Approximately thirty seven percent (37%) of the Company's loan portfolio consists of loans made for the financing and purchase of Dry Cleaners and related equipment.

                         UNITED CAPITAL INVESTMENT CORP.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                             JUNE 30, 1999 AND 1998



                                                                                Original
        Outstanding                   Number                                    Maturity           Balance
        Type of Loan                 of Loans          Interest Rate              Date           Outstanding
        ------------                 --------         ---------------         ------------       -----------

        Dry Cleaners                    13            10.00% - 15.00%         5 - 15 years        $1,041,294
        Restaurant                       7            12.50% - 16.00%         5 - 15 years           475,967
        Deli - Grocery                   6             9.50% - 15.00%         4 - 10 years           256,261
        Taxi Cabs                        3             8.75% - 13.50%         4 - 15 years           139,651
        Medical Clinic                   3            11.50% - 14.00%          4 - 6 years            83,572
        Beauty Salons                    3            12.00% - 15.00%         4 - 15 years            50,255
        Herb Store                       2             9.00% - 14.00%          4 - 5 years           185,176
        Clothing                         2            13.50% - 15.00%          5 - 8 years            65,733
        Sporting Goods                   2            14.00% - 15.00%              4 years            41,504
        Art Supplies                     2            13.50% - 15.00%          4 - 6 years            30,991
        Food & Bakery                    1                       9.00%             5 years            27,435
        Manufacturing                    1              Prime + 1.00%             15 years            78,162
        Import - Export                  1                      12.00%             4 years            38,122
        Fruit & Vegetable                4            13.50% - 14.50%              4 years           164,215
        Hair Salon                       1                      12.00%             4 years           118,085
                                        --                                                        ----------
                                        51                                                        $2,796,423
                                        ==                                                        ==========



                                      -13-


                         UNITED CAPITAL INVESTMENT CORP.
                            SUPPLEMENTARY INFORMATION
                            PER SHARE DATA AND RATIOS



                                                                 June 30,                            December 31,
                                                                 --------                            ------------
                                                            1999         1998         1998         1997         1996         1995
                                                           ------       ------       ------       ------       ------       ------
Per Share Data
Investment Income                                          $ 1.00       $ 1.31       $ 2.45       $ 2.55       $ 2.15       $ 2.36
Investment Expenses                                         (1.02)       (1.09)       (2.22)       (2.15)       (1.91)       (1.84)
                                                           ------       ------       ------       ------       ------       ------


          Net Investment Income                              (.02)         .22          .23          .40          .24          .52

Net Realized and Unrealized Gains
     and Losses on Securities                                (.28)        (.16)        (.28)        (.39)          --           --

Dividends                                                    (.09)        (.09)        (.18)        (.18)        (.44)        (.17)
                                                           ------       ------       ------       ------       ------       ------

Net Increase/Decrease in Net Asset Value                     (.39)        (.03)        (.23)        (.17)        (.20)         .35

Net Asset Value - Beginning of Period                      $10.22       $10.45       $10.45       $10.62       $10.82       $10.47
                                                           ------       ------       ------       ------       ------       ------

Net Asset Value - End of Year                              $ 9.83       $10.42       $10.22       $10.45       $10.62       $10.82
                                                           ======       ======       ======       ======       ======       ======


Ratios
Ratio of Expenses to Average Net Assets                      10.4%        10.4%        21.8%        20.4%        17.9%        17.2%
                                                           ======       ======       ======       ======       ======       ======

Ratio of Net Investment Income to
     Average Net Assets                                      (.03)%        2.1%         2.3%         3.8%         2.2%         4.9%
                                                           ======       ======       ======       ======       ======       ======





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